Exhibit 10.1

EXECUTION VERSION

THE KRAFT HEINZ COMPANY

KRAFT HEINZ FOODS COMPANY

JPMorgan Chase Bank, N.A.

JPM Loan & Agency Services

500 Stanton Christiana Road, NCC 5, 1st Floor

Newark, DE 19713-2107

Attention of Michelle Keesee

Lenders under the Credit Agreement referred to below

March 23, 2020

Revolving Maturity Date Extension

Reference is made to the Credit Agreement dated as of July 6, 2015, as amended by the First Amendment dated as of May 4, 2016 and the Second Amendment dated as of June 15, 2018 (as so amended and as otherwise heretofore amended, the “Credit Agreement”), among The Kraft Heinz Company, a Delaware corporation (“Kraft Heinz”), Kraft Heinz Foods Company, a Pennsylvania limited liability company (the “Parent Borrower” and, together with Kraft Heinz, the “Companies”), the lenders party thereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and J.P. Morgan Europe Limited, as London agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Parent Borrower has requested that the Revolving Lenders agree to extend the scheduled Revolving Maturity Date from July 6, 2023 to July 6, 2024 (the “Extension”). In connection with the Extension, each of JPMorgan, Barclays Bank PLC, Citibank, N.A., Goldman Sachs Bank USA, BofA Securities, Inc., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC is appointed as a joint lead arranger and joint bookrunner for the Extension.

Each of the undersigned Revolving Lenders hereby agrees (in the case of any such Revolving Lender that is also an Issuing Bank or a Swingline Lender, both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable) that, from and after the Extension Effective Date (as defined below), the term “Revolving Maturity Date” set forth in the Credit Agreement shall be amended, solely as to the Revolving Lenders (including, as applicable, in their capacities as Issuing Banks and Swingline Lenders) agreeing to the Extension and their successors and assigns, to replace the phrase “the date that is five years after the Second Amendment Effective Date” with “July 6, 2024”.

Each of the undersigned Revolving Lenders hereby waives, in each case solely with respect to the Extension, (a) the requirement set forth in Section 2.10(b)(i) of the Credit Agreement that the notice by the Parent Borrower requesting the Extension be delivered at least 30 days but not more than 45 days prior to an anniversary of the Second Amendment Effective Date, it being agreed by the parties hereto that the notice heretofore delivered by the Parent Borrower to the Administrative Agent in connection with the Extension shall be deemed to satisfy such requirement, and (b) the provisions set forth in Section 2.10(b)(iii) of the Credit Agreement that condition the effectiveness of any extension of the Revolving Maturity Date effected under Section 2.10(b) of the Credit Agreement on the satisfaction of the conditions in Sections 3.03(a) and 3.03(b) of the Credit Agreement as of the Extension Date (as defined in the Credit Agreement), it being agreed by the parties hereto that such condition shall be deemed to be replaced in its entirety with the condition set forth in clause (b) in the next succeeding paragraph. Except as set forth in the immediately preceding sentence, for all purposes of the Credit Agreement the Extension shall be deemed to be made under, and shall be subject to the provisions of, Section 2.10(b) of the Credit Agreement.

The Extension shall become effective on the first date (the “Extension Effective Date”) on which each of the following conditions shall have been satisfied or waived:

(a)    the Administrative Agent shall have executed this letter agreement and shall have received from the Parent Borrower, Kraft Heinz and the Revolving Lenders constituting at least a Majority in Interest of the Revolving Lenders either (i) a counterpart of this letter agreement signed on behalf of such Person or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic image scan transmission) that such party has signed a counterpart of this letter agreement;

(b)    the Administrative Agent shall have received a certificate of a duly authorized officer of Kraft Heinz, dated the Extension Effective Date, to the effect that, on and as of the Extension Effective Date, (i) the representations and warranties contained in Section 4.01 of the Credit Agreement (with such representations and warranties being deemed, for purposes of this clause (b), to include a reference to this letter agreement after each reference to the Credit Agreement in the text thereof) are correct in all material respects, before and after giving effect to the amendments set forth herein, as though made on and as of such date; provided that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language shall be true and correct in all respects on such date, and (ii) no Default or Event of Default has occurred and is continuing as of such date; and

(c)    the Administrative Agent shall have received all fees and other amounts due and payable in connection with the Extension to JPMorgan Chase Bank, N.A. or the Revolving Lenders party hereto and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by Kraft Heinz and the Parent Borrower under the Credit Agreement.

The Administrative Agent shall notify Kraft Heinz, the Parent Borrower and the Lenders of the Extension Effective Date, and such notice shall be conclusive and binding.

Each of Kraft Heinz and the Parent Borrower hereby (a) acknowledges and agrees that Guaranteed Obligations (as defined in the Holdco Guaranty Agreement) and Designated Subsidiary Obligations shall, following the occurrence of the Extension Effective Date, be determined after giving effect to this letter agreement and shall include all the obligations of the Borrowers or the Designated Subsidiaries, as the case may be, under the Credit Agreement as amended hereby and (b) affirms and confirms its guarantee and other obligations under the Holdco Guaranty Agreement or under Article VIII of the Credit Agreement, as the case may be, and agrees that its guarantee and other obligations under the Holdco Guaranty Agreement or under such Article, as the case may be, shall continue to be in full force and effect following the effectiveness of this letter agreement.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

This letter agreement constitutes the entire contract among the parties relating to the subject matter hereof. Except as expressly set forth herein, all the terms and provisions of the Credit

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Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any provision of the Credit Agreement except as expressly set forth herein. On and after the Extension Effective Date, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and (b) each reference in the Holdco Guaranty Agreement or any Note to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

The provisions of Sections 9.03, 9.04(a), 9.04(c), 9.06, 9.10, 9.11 and 9.16 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed by their respective authorized officers as of the date first above written.

THE KRAFT HEINZ COMPANY,

by	/s/ Yang Xu
Name: Yang Xu
Title: Treasurer

KRAFT HEINZ FOODS COMPANY,

by	/s/ Ciao Xing
Name: Ciao Xing
Title: Assistant Treasurer

[Signature Page to Extension Letter Agreement]

JPMORGAN CHASE BANK N.A., individually and as Administrative Agent

by	/s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director

[Signature Page to Extension Letter Agreement]

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

Banco Santander, S.A., New York Branch

by

/s/ Juan Galan
Name: Juan Galan
Title: Managing Director

For any Revolving Lender requiring a second signature line:

by

/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

Bank of America, N.A.

by
/s/ Casey Cosgrove
Name:	Casey Cosgrove
Title:	Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

Barclays Bank PLC

by
/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Vice President

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

BNP Paribas

by
/s/ Mike Shryock
Name:	Mike Shryock
Title:	Managing Director

by
/s/ Todd Grossnickle
Name:	Todd Grossnickle
Title:	Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

CITIBANK, N.A.

by
/s/ Carolyn Kee
Name:	Carolyn Kee
Title:	Vice President

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

Coöperatieve Rabobank U.A., New York Branch

by
/s/ Justine Dupont-Nivet
Name:	Justine Dupont-Nivet
Title:	Executive Director

by
/s/ Floris Rooijmans
Name:	Floris Rooijmans
Title:	Executive Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

Credit Agricole Corporate and Investment Bank

by
/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

For any Revolving Lender requiring a second signature line:

by
/s/ Myra Martinez
Name:	Myra Martinez
Title:	Vice President

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

For any Revolving Lender requiring a second signature line:

by
/s/ Bastien Dayer
Name:	Bastien Dayer
Title:	Authorized Signatory

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

DEUTSCHE BANK AG NEW YORK BRANCH

by
/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director ming.k.chu@db.com +1-212-250-5451

For any Revolving Lender requiring a second signature line:

by
/s/ Annie Chung
Name:	Annie Chung
Title:	Director annie.chung@db.com +1-212-250-6375

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

HSBC BANK USA, NATIONAL ASSOCIATION

by
/s/ Rafael S De Paoli
Name:	Rafael S De Paoli
Title:	Managing Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

MIZUHO BANK, LTD.

by
/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

MORGAN STANLEY BANK, N.A.

by
/s/ Alysha Salinger
Name:	Alysha Salinger
Title:	Authorized Signatory

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

MORGAN STANLEY SENIOR FUNDING, INC.

by
/s/ Alysha Salinger
Name:	Alysha Salinger
Title:	Vice President

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

by
/s/ Reema Sharma
Name:	Reema Sharma
Title:	Authorized Signatory

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Royal Bank of Canada (executing in its capacity as a Revolving Lender):

Royal Bank of Canada

by
/s/ John Flores
Name:	John Flores
Title:	Authorized Signatory

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

SUMITOMO MITSUI BANKING CORPORATION

by
/s/ Katie Lee
Name:	Katie Lee
Title:	Director

SIGNATURE PAGE TO

REVOLVING MATURITY DATE EXTENSION

LETTER AGREEMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Revolving Lender (with each Revolving Lender that is an Issuing Bank or a Swingline Lender executing both in its capacity as a Revolving Lender and as an Issuing Bank and/or a Swingline Lender, as applicable):

Wells Fargo Bank, National Association

by
/s/ Mark Holm
Name:	Mark Holm
Title:	Managing Director